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                                                                     EXHIBIT 4.1


                                  COMMON STOCK                      COMMON STOCK

NUMBER                          [i3 MOBILE LOGO]                       SHARES



INCORPORATED UNDER THE LAWS                                 SEE REVERSE FOR
OF THE STATE OF DELAWARE                                 CERTAIN DEFINITIONS




                                                          CUSIP 465713 10 5
THIS CERTIFIES THAT


IS THE OWNER OF


FULLY PAID AND NON-ASSESSABLE SHARES OF COMMON STOCK, $.01 PAR VALUE, OF

                                 i3 MOBILE, INC.


transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney, upon surrender of this certificate properly endorsed.

   This certificate is not valid until countersigned and registered by the Transfer Agent and Registrar.

   Witness the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

Dated:

                            i3 MOBILE, INC.
                               DELAWARE
                         CORPORATE SEAL 1991

/s/ ALAN KATZMAN                                  /s/ STEPHEN G. MALONEY
SECRETARY                                 PRESIDENT AND CHIEF EXECUTIVE OFFICER


COUNTERSIGNED AND REGISTERED:
AMERICAN STOCK TRANSFER & TRUST COMPANY
BY          TRANSFER AGENT AND REGISTRAR

AUTHORIZED SIGNATURE



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           The Corporation shall furnish without charge to each stockholder who so requests a statement of the powers, designations, preferences and relative, participating, optional, or other special rights of each class of stock of the Corporation or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights. Such requests shall be made to the Corporation's Secretary at the principal office of the Corporation or to the Transfer Agent and Registrar named on the front of this Certifcate.

           The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:


TEN COM- as tenants in common                UNIF GIFT MIN ACT-_________________
TEN ENT- as tenants by the entireties                                (Cust)
JT TEN- as joint tenants with right of         Custodian________________________
        survivorship and not as tenants                         (Minor)
        in common                              under Uniform Gifts to Minors Act

                                               ---------------------------------
                                                            (State)


    Additional abbreviations may also be used though not in the above list.


        For Value received, _________________________________hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
IDENTIFYING NUMBER OF ASSIGNEE

--------------------------------------



--------------------------------------------------------------------------------
PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE

--------------------------------------------------------------------------------

                                                                         Shares
-------------------------------------------------------------------------

of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint______________________________________________
_________________________Attorney to transfer the said stock on the books of the within-named Corporation with full power of substitution in the premises.

Dated,
      ----------------

                          X
                           -----------------------------------------------------
                          NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE
                          FACE OF THE CERTIFICATE, IN EVERY PARTICULAR
                          WITHOUT ALTERATION OR ENLARGEMENT,OR ANY CHANGE WHATSOEVER.


SIGNATURE GUARANTEED:
                     -----------------------------------------------------------
                          THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.